UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2021

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas		78738
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (512)
732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On January 27, 2021, American Campus Communities, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Land & Buildings Capital Growth Fund, LP, L & B Real Estate Opportunity Fund, LP, Land & Buildings GP LP, L&B Opportunity Fund, LLC, Land & Buildings Investment Management, LLC and Jonathan Litt (collectively, “L&B”). In connection with entering into the Cooperation Agreement, the Board of Directors of the Company (the “Board”) (i) appointed Herman Bulls, Alison Hill and Craig Leupold to the Board, effective immediately, with an initial term expiring at the 2021 Annual Meeting of Stockholders of the Company (the “2021 Annual Meeting”), and (ii) established a Capital Allocation Committee, which will initially be composed of four members: Mr. Leupold, who will be the Chair, Ms. Hill, Cydney C. Donnell and John T. Rippel.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information set forth in the Explanatory Note and in Item 8.01 is incorporated herein by reference.
The Board has affirmatively determined that each of Mr. Bulls, Ms. Hill and Mr. Leupold is “independent” under the rules of the New York Stock Exchange and the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the time of filing of this Current Report on Form
8-K,
the Board has not determined whether it will name Mr. Bulls, Ms. Hill or Mr. Leupold to other committee(s) of the Board and, if so, to which committee(s) such persons will be named.
Each of Mr. Bulls, Ms. Hill and Mr. Leupold will receive compensation consistent with that received by the Company’s other non-employee
directors. A description of the compensatory arrangements for non-employee
directors will be included in the Company’s proxy statement on Schedule 14A for the 2021 Annual Meeting, which will be filed with the U.S. Securities and Exchange Commission prior to the 2021 Annual Meeting.
In connection with this appointment, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with each of Mr. Bulls, Ms. Hill and Mr. Leupold similar to the indemnification agreement entered into with all other members of the Board, the form of which is filed as Exhibit 10.5 to the Company’s Registration Statement on Form
S-11
(Registration
No. 333-114813).
There are no arrangements or understandings between any of Mr. Bulls, Ms. Hill or Mr. Leupold and any other person pursuant to which Mr. Bulls, Ms. Hill or Mr. Leupold, as applicable, was appointed as a director other than with respect to the matters referred to in the Explanatory Note. There are no transactions in which any of Mr. Bulls, Ms. Hill or Mr. Leupold has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation
S-K
under the Exchange Act at this time.

Also on January 27, 2021, the Company announced that Edward Lowenthal will retire as Chair of the Board, effective as of the conclusion of the 2021 Annual Meeting, at which time Ms. Donnell will become the Chair of the Board, and Carla Pineyro Sublett resigned from the Board effective immediately in connection with an upcoming change in her principal occupation. Neither the retirement of Mr. Lowenthal nor the resignation of Ms. Pineyro Sublett was due to any disagreements relating to matters concerning the Company’s operations, policies or practices.
Item 7.01 Regulation FD Disclosure
On January 27, 2021, the Company issued a press release announcing, among other things, the appointments of Mr. Bulls, Ms. Hill and Mr. Leupold to the Board, the formation of the Capital Formation Committee and the Company’s entry into the Cooperation Agreement with L&B. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.
The press release is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The press release shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
The information set forth in the Explanatory Note is incorporated herein by reference.
The Cooperation Agreement provides that from the date of the Cooperation Agreement until the earlier of (x) December 31, 2021 and (y) the date that is 10 business days prior to the first day of the Company’s stockholder direction nomination period for the Company’s 2022 annual stockholder meeting (the “Cooperation Period”), L&B shall cause all of the common stock of the Company that L&B or any of its controlling or controlled affiliates, or affiliates under common control with it, has the right to vote (or direct the vote) as of the applicable record date to be voted: (i) in favor of each director nominated and recommended by the Board for election at the 2021 Annual Meeting or, if applicable, any other meeting of stockholders of the Company; (ii) against any stockholder nominations for director that are not approved and recommended by the Board for election; (iii) against any proposals or resolutions to remove any member of the Board; and (iv) in accordance with recommendations by the Board on all other proposals or business that may be the subject of shareholder action, subject to certain exceptions. L&B also agreed to standstill restrictions covering various conduct and activities, including with respect to third parties, during the Cooperation Period, the specifics of which are set forth in the Cooperation Agreement. The Cooperation Agreement also contains a mutual non-disparagement
covenant.
The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c)
Exhibits
.

Exhibit Number	Title

99.1	Cooperation Agreement, date as of January 27, 2021, between American Campus Communities, Inc., on one hand, and Land & Buildings Capital Growth Fund, LP, L & B Real Estate Opportunity Fund, LP, Land & Buildings GP LP, L&B Opportunity Fund, LLC, Land & Buildings Investment Management, LLC and Jonathan Litt, on the other hand

99.2	Press release, dated January 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2021

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

4